                                                                 Exhibit (z)(1)

                           AGREEMENT OF JOINT FILING

         IPLP Acquisition I, L.L.C., AIMCO/IPT, Inc., Insignia Properties, L.P., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 14 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule 14D-1 to which this agreement is attached as an exhibit, and all amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  October 12, 1999
                                       IPLP ACQUISITION I, L.L.C.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------
                                           Executive Vice President

                                       AIMCO/IPT, INC.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------
                                           Executive Vice President

                                       INSIGNIA PROPERTIES, L.P.
                                       By: AIMCO/IPT, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                          --------------------------------
                                           Executive Vice President

                                       AIMCO PROPERTIES, L.P.
                                       By: AIMCO-GP, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                          --------------------------------
                                           Executive Vice President

                                       AIMCO-GP, INC.

                                       By: /s/ Patrick J. Foye
                                          --------------------------------
                                           Executive Vice President

                                       APARTMENT INVESTMENT
                                       AND MANAGEMENT COMPANY

                                       By: /s/ Patrick J. Foye
                                          --------------------------------
                                           Executive Vice President